UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2008

ESS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34117	94-2928582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48401 FREMONT BOULEVARD FREMONT, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 492-1088
Echo Technology (Delaware), Inc.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.03. Material Modification to the Rights of Security Holders
Item 5.01. Change of Control of Registrant
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On June 30, 2008, ESS Technology, Inc. (the “Company”) completed its merger (the “Merger”) with Echo Mergerco, Inc., (“Merger Sub”), a wholly owned subsidiary of Imperium Master Fund, Ltd. (“Imperium”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 21, 2008, by and among ESS Technology, Inc., a California corporation (“ESS California”), the Company, Semiconductor Holding Corporation, a wholly owned subsidiary of Imperium, and Merger Sub.
     On June 30, 2008, the Company notified the NASDAQ Stock Market (the “NASDAQ”) that (i) its listing had been transferred from ESS California to the Company and (ii) that subsequent thereto, the Merger had been consummated and that each outstanding share of the Company’s common stock, par value $0.0001 per share, had been canceled and converted into the right to receive $1.64 per share in cash, without interest and less applicable withholding taxes. In addition the Company requested that its common stock be suspended from the NASDAQ, effective at the close of business on June 30, 2008. After June 30, 2008, the Company’s stock will be delisted from NASDAQ.
Item 3.03. Material Modification to the Rights of Security Holders.
          In connection with the Merger, each outstanding publicly-held share of the Company’s common stock was canceled and converted into the right to receive $1.64 per share in cash, without interest and less applicable withholding taxes.
Item 5.01. Change of Control of Registrant.
          On June 30, 2008 pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company, with the Company as the surviving corporation of the Merger. As a result of the Merger, the Company became a wholly owned subsidiary of Imperium. As a result of the Merger, all outstanding publicly-held shares of common stock of the Company were cancelled and converted into the right to receive $1.64 per share in cash.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Pursuant to the Merger Agreement and upon the effectiveness of the reincorporation of ESS California to Delaware, David Lee, John Marsh, Peter Mok and Alfred Stein resigned from the Board of Directors of ESS California and the Board of Directors of the Company, as applicable.
Item 8.01. Other Events.
     On June 30, 2008, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release issued by ESS Technology, Inc. dated June 30, 2008

2

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2008	ESS TECHNOLOGY, INC.
	By:	/s/ Robert L. Blair
Robert L. Blair
President and Chief Executive Officer

EXHIBIT INDEX
99.1	Press release issued by ESS Technology, Inc. dated June 30, 2008